S000077854 [Member] Expense Example, No Redemption - Nuveen Preferred Securities and Income Managed Accounts Portfolio - Common Shares	Jul. 31, 2025 USD ($)	[1],[2]
Prospectus [Line Items]
Expense Example, No Redemption, 1 Year	$ 1
Expense Example, No Redemption, 3 Years	3
Expense Example, No Redemption, 5 Years	6
Expense Example, No Redemption, 10 Years	$ 13

[1]	The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
[2]	The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.